Lord Abbett Multi-Asset Global Opportunity Fund

Supplement dated November 2, 2015 to the

Summary Prospectus dated May 1, 2015

The following table replaces the table in the subsection under “Management – Portfolio Manager” on page 12 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert I. Gerber, Partner and Chief Investment Officer	2008
Giulio Martini, Portfolio Manager	2015

Please retain this document for your future reference.